UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2017 (May 5, 2017)

BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)
(212) 810-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting:

On May 5, 2017, the Registrant held its 2017 annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 21, 2017 (the “Annual Proxy”). At the Annual Meeting, the Registrant’s stockholders approved the first and second proposals described in the Annual Proxy before the Annual Meeting was adjourned. As of March 6, 2017, the record date, 72,807,547 shares of common stock were eligible to vote.

First Proposal. The Company’s stockholders elected two directors of the Company (the “Class I Directors”), each of whom will serve until the 2020 Annual Meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The Class I Directors were elected pursuant to the voting results set forth below:

Name	For	Withheld
John R. Baron	21,801,356	8,914,569
Jerrold B. Harris	20,780,830	9,935,095

Second Proposal. The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017, as set forth below:

For	Against	Abstain
61,062,732	2,035,628	734,805

Special Meeting:

On May 5, 2017, the Registrant held a special meeting of stockholders (the “Special Meeting”). The proposal considered at the Special Meeting are described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on March 24, 2017 (the “Special Proxy”). At the Special Meeting, the Registrant’s stockholders approved the proposal described in the Special Proxy before the Special Meeting was adjourned. As of March 6, 2017, the record date, 72,807,547 shares of common stock were eligible to vote.

Proposal. The Company’s stockholders approved a proposal to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Special Proxy (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale), as set forth below:

FOR	AGAINST	ABSTAIN
28,402,252	8,745,204	730,951
Broker Non-Vote 0 shares
The vote on the above proposal, adjusted for 1,291,570 affiliated shares, was as follows:
FOR	AGAINST	ABSTAIN
27,110,682	8,745,204	730,951
Broker Non-Vote 0 shares

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: May 5, 2017	By:	/s/ Donna Milia
		Name:	Donna Milia
		Title:	Chief Financial Officer and Treasurer